UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

Adamas One Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41560	83-1833607
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

17767 N. Perimeter Dr., Ste. B115

Scottsdale, AZ 85255

(Address of principal executive offices)

(480) 356-8798

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JEWL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 30, 2023, Adamas One Corp. (the “Company”) entered into an Exchange Agreement (the “Agreement”) with NexGenAI Holding Group, Inc. (“NexGen Parent”), which, prior to the closing under the Agreement, owned 100% of the issued and outstanding shares of NexGenAI Solutions Group, Inc. (“NexGen Solutions”). Pursuant to the Agreement, NexGen Parent agreed to exchange 990 shares of NexGen Solutions’ common stock (the “NexGen Solutions Common Stock”) for a number of shares of the Company’s common stock, par value $0.001 per share (the “JEWL Common Stock”), with a value of $1,920,000 (the “Exchange”).

The Exchange is to be conducted through twelve (12) tranches, with each tranche to be issued on the last day of each month, beginning on May 31, 2023 and ending on April 30, 2024 (each, an “Exchange Date”). On each Exchange Date, (i) the Company is to issue to NexGen Parent the number of shares of JEWL Common Stock with a value of $160,000 and (ii) NexGen Parent is to issue to the Company 80 shares of NexGen Solutions Common Stock, except for the final Exchange Date where 90 shares of NexGen Solutions Common Stock will be issued to the Company. Following the final Exchange Date, the Company will own 9.99% of the issued and outstanding shares of NexGen Common Stock.

Pursuant to the terms of the Purchase Agreement, the Company and NexGen Parent provided customary representations and warranties to each other.

Item 1.01 of this Current Report on Form 8-K (this “Current Report”) contains only a brief description of the material terms of the Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in its entirety by reference to the full text of the form of the Agreement, which is attached as Exhibit 10.1 to this Current Report, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report is incorporated by reference in this Item 3.02. The shares of JEWL Common Stock will be issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D thereunder.

Item 8.01 Other Events.

On May 31, 2023, the Company issued a press release announcing its entry into the Agreement. A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Exchange Agreement between the Company and NexGenAI Holding Group, Inc.
99.1	Press Release dated May 31, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMAS ONE CORP.

Dated: June 5, 2023	By:	/s/ John G. Grdina
	Name:	John G. Grdina
	Title:	President and Chief Executive Officer